

<ARTICLE>                                           BD
<LEGEND>
This  schedule  contains  summary  financial   information  extracted  from  the
Consolidated Statement of Income and Consolidated Balance Sheet of the Company's
1999 Annual Report to Stockholders,  which are incorporated  herein by reference to Exhibit No. 13.1 of this report,  for the period ended December 31, 1999, and is qualified in its entirety by reference to such financial statements.
</LEGEND>
<MULTIPLIER>                                  1000

<PERIOD-TYPE>                   Year
<FISCAL-YEAR-END>                            DEC-31-1999
<PERIOD-END>                                 DEC-31-1999
<CASH>                                         4,379,613
<RECEIVABLES>                                 17,542,879
<SECURITIES-RESALE>                            6,165,043
<SECURITIES-BORROWED>                                  0
<INSTRUMENTS-OWNED>                              339,634
<PP&E>                                           597,761
<TOTAL-ASSETS>                                29,299,061
<SHORT-TERM>                                     467,758
<PAYABLES>                                    25,171,357
<REPOS-SOLD>                                           0
<SECURITIES-LOANED>                                    0
<INSTRUMENTS-SOLD>                                     0
<LONG-TERM>                                      455,000
<PREFERRED-MANDATORY>                                  0
<PREFERRED>                                            0
<COMMON>                                           8,224
<OTHER-SE>                                     2,265,711
<TOTAL-LIABILITY-AND-EQUITY>                  29,299,061
<TRADING-REVENUE>                                500,496
<INTEREST-DIVIDENDS>                           1,471,080
<COMMISSIONS>                                  1,863,306
<INVESTMENT-BANKING-REVENUES>                          0
<FEE-REVENUE>                                    750,141
<INTEREST-EXPENSE>                               768,403
<COMPENSATION>                                 1,624,526
<INCOME-PRETAX>                                  971,239
<INCOME-PRE-EXTRAORDINARY>                       588,877
<EXTRAORDINARY>                                        0
<CHANGES>                                              0
<NET-INCOME>                                     588,877
<EPS-BASIC>                                       0.73 <F1>
<EPS-DILUTED>                                       0.70 <F1>

<F1>
Reflects the July 1999 two-for-one common stock split and prior Financial Data Schedules have not been restated for the recapitalization. The information has been prepared in accordance with SFAS No. 128. Basic and diluted EPS have been entered in place of primary and fully diluted, respectively.


